EXHIBIT 99.1
Liberty Global and Searchlight to Acquire Choice
Transaction will Complete Cable Consolidation in Puerto Rico

Denver, Colorado - December 10, 2014:

Liberty Global plc (“Liberty Global”) (NASDAQ: LBTYA, LBTYB and LBTYK) today announced that, together with investment funds affiliated with Searchlight Capital Partners, L.P. (collectively, “Searchlight”), it has entered into an agreement to acquire 100% of the parent of Puerto Rico Cable Acquisition Company Inc., dba Choice Cable TV (“Choice”), the second largest cable and broadband services provider in Puerto Rico. Choice’s operations will be combined with Liberty Cablevision of Puerto Rico LLC (“LCPR”) and the combined business, which will be 60%-owned by Liberty Global and 40%-owned by Searchlight, will be the largest cable operator on the island. At August 31, 2014, Choice’s network passed approximately 345,000 homes and served approximately 154,000 revenue generating units (“RGUs”).1

Mike Fries, CEO of Liberty Global, stated, “The Choice transaction will build upon our 2012 acquisition of OneLink and will complete cable consolidation on the island of Puerto Rico. Going forward, our market-leading bundles and commitment to network investment and innovation will meaningfully enhance the products and services available to Choice customers. Upon completion, our network will reach over 80% of Puerto Rican homes, and the combined business will serve more than 700,000 RGUs and generate over $380 million of annual revenue. Additionally, this will be the first new asset in our anticipated tracking stock for our businesses in Latin America and the Caribbean.”

Eric Zinterhofer, co-founder of Searchlight, said, “We are excited about the opportunity to bring next-generation video capability and enhanced broadband services to Choice’s customers. Furthermore, through the creation of an island-wide cable operator, there are significant opportunities to drive scale benefits and develop incremental residential and commercial business opportunities in Puerto Rico.”

This transaction values Choice at an enterprise value, before transaction costs, of approximately $272.5 million. This equates to a multiple of 6.1 times our estimate of Choice’s 2015 full-year operating cash flow, as customarily defined by Liberty Global and adjusted for the projected annual impact of synergies following full integration. Liberty Global expects to attribute its 60% interest in the combined company to its new tracking share group, the Liberty Latin America and Caribbean Group, or “LiLAC Group”, once the tracking share proposal is approved by Liberty Global shareholders and completed.

The purchase price is expected to be substantially funded through incremental debt borrowings at the combined Puerto Rican business. The transaction is subject to customary closing conditions, including regulatory approvals, and is expected to close in the first half of 2015. LionTree Advisors acted as financial advisor in the transaction.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the anticipated timing of closing the transaction, regarding our expectations with respect to Choice’s 2015 operating cash flow and post-acquisition synergies, the impact of the transaction on the combined company’s operations and financial performance, with respect to the creation of the LiLAC Group and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include the receipt and timing of necessary regulatory approvals to complete the acquisition, Choice’s ability to continue financial and operational growth at historic levels, continued use by subscribers and potential subscribers of Choice’s services, our ability to achieve expected operational efficiencies, synergies and economies of scale, and the receipt and timing of necessary approvals relating to the creation of the LiLAC Group, as well as other factors detailed from time to time in Liberty Global’s filings with the Securities and Exchange Commission including its most recently filed Forms 10-K/A and 10-Q. These forward-looking statements speak only as of the date of this release. Liberty Global expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Global’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

About Liberty Global
Liberty Global is the world’s largest international cable company with operations in 14 countries. We connect people to the digital world and enable them to discover and experience its endless possibilities. Our market-leading services are provided through next-generation networks and innovative technology platforms that, when combined with those of Ziggo N.V., connected 27 million customers subscribing to 56 million television, broadband internet and telephony services at September 30, 2014.

Liberty Global's consumer brands include Virgin Media, UPC, Ziggo, Unitymedia, Kabel BW, Telenet and VTR. Our operations also include Liberty Global Business Services, our commercial division, and Liberty Global Ventures, our investment fund. For more information, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Hanne Wolf	+1 303 220 6678

About Searchlight Capital Partners, L.P.
Searchlight is a global private investment firm with offices in New York, London and Toronto. Searchlight seeks to invest in businesses where its long term capital and strategic support accelerate value creation for all stakeholders. For more information, please visit www.searchlightcap.com.

For further information please contact:
Emily Melchior	+ 1 212 293 3717

Additional Information and Where to Find It
Nothing in this press release shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Liberty Global, including Liberty Global’s proposed new LiLAC Group tracking shares. The issuance of the new LiLAC Group tracking shares will only be made pursuant to an effective registration statement. In connection with the proposed issuance of the LiLAC Group tracking shares, Liberty Global has filed a registration statement on Form S-4 with the SEC. SHAREHOLDERS OF LIBERTY GLOBAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders can obtain a free copy of the registration statement including the proxy statement/prospectus contained therein, as well as other filings containing information about Liberty Global, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the registration statement and other filings by Liberty Global with the SEC that are incorporated by reference therein can also be obtained, without charge, by directing a request to Liberty Global plc, 12300 Liberty Boulevard, Englewood, CO 80112, USA, Attention: Investor Relations.

Participants in a Solicitation
The directors and executive officers of Liberty Global and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals relating to the approval of the issuance of the LiLAC Group tracking shares. Information regarding the directors and executive officers of Liberty Global and other participants in the proxy solicitations and a description of their respective direct and indirect interests, by security holdings or otherwise, is contained in Liberty Global’s proxy statement filed with the SEC on April 30, 2014.

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[1]	All homes passed and RGU figures for Choice are as of August 31, 2014 and are based on information provided by Choice. LCPR RGU figures are as of September 30, 2014.

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